UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03495

DWS Money Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

NY Tax Free Money Fund

Investment Class

Tax Free Money Fund Investment

Annual Report to

Shareholders

December 31, 2012

Contents
NY Tax Free Money Fund
4 Portfolio Management Review
9 Investment Portfolio
12 Statement of Assets and Liabilities
13 Statement of Operations
14 Statement of Changes in Net Assets
16 Financial Highlights
Tax Free Money Fund Investment
17 Investment Portfolio
22 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
26 Financial Highlights
27 Notes to Financial Statements
34 Report of Independent Registered Public Accounting Firm
35 Information About Each Fund's Expenses
37 Tax Information
38 Investment Management Agreement Approval
48 Summary of Management Fee Evaluation by Independent Fee Consultant
52 Board Members and Officers
58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about each fund. Please read the prospectus carefully before you invest.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the funds' $1.00 share price. The credit quality of the funds' holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the funds' share price. The funds' share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the funds may have a significant adverse effect on the share prices of all classes of shares of the funds. See the prospectus for specific details regarding the funds' risk profile.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for each fund's most recent month-end performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of each fund's shares outstanding. Yields fluctuate and are not guaranteed.

Investment Objective
NY Tax Free Money Fund seeks a high level of current income exempt from federal and New York income taxes consistent with liquidity and the preservation of capital.
Tax Free Money Fund Investment seeks a high level of current income exempt from federal income taxes consistent with liquidity and the preservation of capital by investing in high-quality, short-term, tax-exempt money market instruments.

During the first quarter of 2012, efforts by the European Central Bank (ECB) to ensure adequate funding access at low rates for the Continent's major banks momentarily reassured investors and led to a rally in global financial markets. However, in May 2012, we saw another dramatic "flight to quality," as worries concerning Greece's upcoming elections and continuingly worsening conditions for Spanish and Italian banks led global and domestic investors to abandon risk assets. Toward the close of the period ending December 31, 2012, any negative economic data was overshadowed by investor anticipation of more substantial Central Bank actions. First, the ECB lowered its interest rate for bank reserves. Then, the head of the ECB, Mario Draghi, stated that the Central Bank would do "whatever it takes" to preserve the euro. In addition, the fact that Germany has hinted that it may be willing to participate in a European quantitative easing program provided substantial encouragement to investors. Lastly, in December 2012, the U.S. Federal Reserve Board (the Fed) altered its guidance regarding rate levels, stating that it would maintain short-term interest rates near zero until U.S. unemployment dropped below 6.5%, and as long as inflation levels did not exceed 2.5%.

Positive Contributors to Fund Performance

For the NY Tax Free Money Fund, we sought to balance higher yield with top quality during the period, by maintaining a strong position in floating-rate securities as we took advantage of comparatively higher floating-rate interest coupons. The interest rate of floating-rate securities adjusts periodically based on indices such as the Securities Industry and Financial Market Association Index of Variable Rate Demand Notes. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. On occasion, we also took advantage of select opportunities to purchase high-quality commercial paper farther out on the yield curve in order to enhance performance.

"We continue our insistence on the highest credit quality within the funds."

Within the Tax Free Money Fund Investment, we invested a significant portion of the portfolio assets in floating-rate securities, along with some commercial paper and fixed-rate note issues. We maintained broad diversification for the fund by investing in a large number of states and municipalities during the period.

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have lower tax-exempt yields than issues carrying more risk. We preferred to be cautious during a time of market fluctuation. In the end, this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Fund Performance (as of December 31, 2012)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in these funds is not insured or guaranteed by the FDIC or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. The share price of money market funds can fall below the $1.00 share price.

7-Day Current Yield — NY Tax Free Money Fund — Investment Class
December 31, 2012	.01%*
December 31, 2011	.01%*

7-Day Current Yield — Tax Free Money Fund Investment — Premier Shares
December 31, 2012	.01%*
December 31, 2011	.01%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please call the Service Center at (800) 730-1313 for the product's most recent month-end performance.

Outlook and Positioning

Good news for U.S. markets has come recently in the form of improved economic reports, including a pickup in manufacturing activity and some declines in domestic unemployment. The Fed has been doing its part by continuing its accommodative monetary policy and hinting at additional transparency for financial market participants in the near term. The main headwind to improved economic and financial market prospects comes from uncertainty over the European sovereign debt crisis. With several European countries facing austerity measures, Europe is on the precipice of a recession. Market participants are urgently wishing for concrete and permanent solutions to the European crisis to encourage further global economic progress and reduce financial market uncertainty.

Regarding New York's finances, we continued to witness significant improvements in many areas of the state during 2012. Governor Cuomo's administration has displayed prudent fiscal management, and New York City and many other areas of New York state have prospered. We anticipate further fiscal improvement for New York state as a whole as the Cuomo administration continues to identify greater efficiencies and improved strategic execution within a number of state agencies.

We continue our insistence on the highest credit quality within the funds. We also plan to seek to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive tax-free yield for our shareholders.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy, government or other securities are purchased from the market in an effort to increase monetary supply and to produce the desired effect of raising interest rates.

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days.

The Securities Industry and Financial Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Tax-exempt commercial paper is an unsecured short-term loan, usually issued to finance short-term liabilities, that provides the debt holders (bondholders) some level of tax preference on the earnings from their debt investment at a local, state, federal or combination thereof level.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Sovereign debt is debt that is issued by a national government.

Investment Portfolio as of December 31, 2012

NY Tax Free Money Fund
	Principal Amount ($)	Value ($)

Municipal Investments 99.8%
New York 99.4%
Albany, NY, Industrial Development Agency, Albany College of Pharmacy, Series A, 0.12%*, 7/1/2038, LOC: TD BankNorth NA	1,230,000	1,230,000
Bethlehem, NY, Industrial Development Agency Housing Revenue, 467 Delaware Avenue LLC Project, Series A, AMT, 0.14%*, 9/1/2033, LOC: Hudson River Bank & Trust Co.	3,740,000	3,740,000
BlackRock New York Municipal Income Quality Trust, Series W-7-40, 144A, AMT, 0.23%*, 10/1/2041, LIQ: Barclays Bank PLC	2,200,000	2,200,000
BlackRock New York Municipal Intermediate Duration Fund, Inc., Series W-7-296, 144A, AMT, 0.23%*, 10/1/2041, LIQ: Barclays Bank PLC	1,600,000	1,600,000
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Home Aged Project, 0.15%*, 12/1/2040, LOC: HSBC Bank U.S.A. NA	2,900,000	2,900,000
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Nursing Home, 0.15%*, 12/1/2040, LOC: HSBC Bank U.S.A. NA	390,000	390,000
Nassau, NY, Health Care Corp. Revenue, Series D-2, 0.239%*, 8/1/2029, LOC: JPMorgan Chase Bank NA	1,800,000	1,800,000
New York, Barclays Capital Municipal Trust Receipts, Series 6W-D, 144A, 0.13%*, 3/15/2037, LIQ: Barclays Bank PLC	3,500,000	3,500,000
New York, Nassau Health Care Corp. Revenue, 0.21%*, 8/1/2029, LOC: Wells Fargo Bank NA	2,900,000	2,900,000
New York, State Dormitory Authority Lease Revenue, Court Facilities, Series A, Prerefunded 5/15/2013 @ 100, 5.375%, 5/15/2021	600,000	611,373
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Oxford Univesity Press, Inc., 0.14%*, 7/1/2025, LOC: Barclays Bank PLC	650,000	650,000
New York, State Dormitory Authority Revenues, State Supported Debt, City University of New York, Series C, 0.12%*, 7/1/2031, LOC: Bank of America NA	1,175,000	1,175,000
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series D, 5.0%, 3/15/2013	1,000,000	1,009,616
New York, State Energy Research & Development Authority, Consolidated Edison Co. of New York, Inc., Series A-2, 144A, 0.12%*, 5/1/2039, LOC: Mizuho Corporate Bank	1,300,000	1,300,000
New York, State Energy Research & Development Authority, Consolidated Edison Co., Inc., Series A-2, AMT, 0.14%*, 6/1/2036, LOC: Scotiabank	3,100,000	3,100,000
New York, State Housing Finance Agency Revenue, 100 Maiden Lane Properties, Series A, 0.15%*, 5/15/2037, LIQ: Fannie Mae	2,875,000	2,875,000
New York, State Housing Finance Agency Revenue, Clinton Park Phase II, Series B, 0.19%*, 11/1/2049, LOC: Wells Fargo Bank NA	3,900,000	3,900,000
New York, State Housing Finance Agency, Capitol Green Apartments, Series A, AMT, 0.19%*, 5/15/2036, LIQ: Fannie Mae	2,000,000	2,000,000
New York, State Mortgage Agency Homeowner Mortgage Revenue:
Series 115, AMT, 0.18%*, 10/1/2034, SPA: Bank of America NA	1,750,000	1,750,000
Series 173, 0.23%, Mandatory Put 5/1/2013 @ 100, 4/1/2040	1,835,000	1,835,000
New York, State Power Authority, 0.2%, Mandatory Put 3/1/2013 @ 100, 3/1/2020, LIQ: Bank of Nova Scotia	2,000,000	2,000,000
New York, State Thruway Authority, Second General Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2013	1,100,000	1,112,953
New York, State Urban Development Corp. Revenue, State Personal Income Tax, Series C, 3.0%, 12/15/2013	250,000	256,056
New York, Wells Fargo Stage Trust, Series 4C, 144A, 0.16%*, 9/1/2040, LIQ: Wells Fargo Bank NA	1,000,000	1,000,000
New York City, NY, Health & Hospital Corp., Health Systems, Series D, 144A, 0.16%*, 2/15/2026, LOC: JPMorgan Chase Bank NA	1,500,000	1,500,000
New York City, NY, Housing Development Corp., 1090 Franklin Avenue Associates LLC, Series A, AMT, 0.15%*, 12/1/2037, LOC: Citibank NA	2,320,000	2,320,000
New York City, NY, Housing Development Corp., Multi-Family Housing Revenue, Series D-1-A, 2.05%, 5/1/2013	2,570,000	2,582,212
New York City, NY, Housing Development Corp., Multi-Family Mortgage Revenue, Plaza Residences LP, Series A, AMT, 0.15%*, 7/1/2039, LOC: Citibank NA	1,465,000	1,465,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue, New York Psychotherapy & Counseling Center, 0.15%*, 6/1/2038, LOC: JPMorgan Chase Bank NA	2,790,000	2,790,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series B-3, 0.13%*, 6/15/2025, SPA: Bank of America NA	1,000,000	1,000,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series D-2, 5.0%, 11/1/2013	1,450,000	1,507,269
New York, NY, General Obligation:
Series I, 0.15%*, 4/1/2036, LOC: Bank of America NA	3,270,000	3,270,000
Series B2, 0.17%*, 8/15/2023, SPA: Landesbank Hessen-Thuringen	5,200,000	5,200,000
Series D, 5.0%, 2/1/2013	740,000	742,960
Series D, ETM, 5.0%, 2/1/2013	1,255,000	1,260,019
Series F-1, 5.0%, 9/1/2013	5,000	5,159
Series F-1, ETM, 5.0%, 9/1/2013	995,000	1,026,735
Port Authority of New York & New Jersey, 4.0%, 12/1/2013	1,840,000	1,903,581
		71,407,933
Puerto Rico 0.4%
Puerto Rico, Industrial Tourist Educational, Medical & Environmental Control Facilities, Bristol-Myers Squibb Project, AMT, 0.23%*, 12/1/2030	300,000	300,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $71,707,933)†	99.8	71,707,933
Other Assets and Liabilities, Net	0.2	171,511
Net Assets	100.0	71,879,444

* Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and shown at their current rates as of December 31, 2012.

† The cost for federal income tax purposes was $71,707,933.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

LIQ: Liquidity Facility

LOC: Letter of Credit

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (a)	$—	$71,707,933	$—	$71,707,933
Total	$—	$71,707,933	$—	$71,707,933

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets	NY Tax Free Money Fund
Investments in securities, valued at amortized cost	$71,707,933
Cash	87,662
Receivable for Fund shares sold	747
Interest receivable	132,484
Due from Advisor	8,368
Other assets	13,941
Total assets	71,951,135
Liabilities
Payable for Fund shares redeemed	353
Distributions payable	287
Accrued Trustees' fees	1,070
Other accrued expenses and payables	69,981
Total liabilities	71,691
Net assets, at value	$71,879,444
Net Assets Consist of
Undistributed net investment income	4,732
Accumulated net realized gain (loss)	(2,556)
Paid-in capital	71,877,268
Net assets, at value	$71,879,444
Net Asset Value
Investment Class Net Asset Value, offering and redemption price per share ($58,542,431 ÷ 58,559,230 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$1.00
Tax-Exempt New York Money Market Fund Net Asset Value, offering and redemption price per share ($13,337,013 ÷ 13,340,780 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income	NY Tax Free Money Fund
Income: Interest	$137,717
Expenses: Management fee	78,521
Administration fee	65,434
Services to shareholders	139,818
Distribution and service fees	153,688
Custodian fee	5,719
Legal fees	7,964
Audit fees	51,685
Trustees' fees and expenses	5,019
Reports to shareholders	51,442
Registration fees	52,165
Other	7,745
Total expenses before expense reductions	619,200
Expense reductions	(488,076)
Total expenses after expense reductions	131,124
Net investment income	6,593
Net realized gain (loss) from investments	(512)
Net increase (decrease) in net assets resulting from operations	$6,081

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
NY Tax Free Money Fund
Increase (Decrease) in Net Assets	Years Ended December 31,
	2012	2011
Operations: Net investment income	$6,593	$7,207
Net realized gain (loss) from investments	(512)	(586)
Net increase (decrease) in net assets resulting from operations	6,081	6,621
Distributions to shareholders from: Net investment income: Investment Class	(5,404)	(6,448)
Tax-Exempt New York Money Market Fund	(1,457)	(1,881)
Total distributions	(6,861)	(8,329)
Fund share transactions: Investment Class Proceeds from shares sold	205,119,062	161,950,598
Reinvestment of distributions	1,759	2,412
Payments of shares redeemed	(198,810,068)	(161,939,006)
Net increase (decrease) in net assets from Investment Class share transactions	6,310,753	14,004
Tax-Exempt New York Money Market Fund Proceeds from shares sold	17,097,684	37,393,798
Reinvestment of distributions	1,457	1,881
Payments for shares redeemed	(19,809,254)	(36,014,041)
Net increase (decrease) in net assets from Tax-Exempt New York Money Market Fund share transactions	(2,710,113)	1,381,638
Increase (decrease) in net assets	3,599,860	1,393,934
Net assets at beginning of period	68,279,584	66,885,650
Net assets at end of period (including undistributed net investment income of $4,732 and $5,000, respectively)	$71,879,444	$68,279,584

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — NY Tax Free Money Fund (continued)
Other Information	Years Ended December 31,
	2012	2011
Investment Class
Shares outstanding at beginning of period	52,248,477	52,234,473
Shares sold	205,119,062	161,950,598
Shares issued to shareholders in reinvestment of distributions	1,759	2,412
Shares redeemed	(198,810,068)	(161,939,006)
Net increase (decrease) in Fund shares from Investment Class share transactions	6,310,753	14,004
Shares outstanding at end of period	58,559,230	52,248,477
Tax-Exempt New York Money Market Fund
Shares outstanding at beginning of period	16,050,893	14,669,255
Shares sold	17,097,684	37,393,798
Shares issued to shareholders in reinvestment of distributions	1,457	1,881
Shares redeemed	(19,809,254)	(36,014,041)
Net increase (decrease) in Fund shares from Tax-Exempt New York Money Market Fund share transactions	(2,710,113)	1,381,638
Shares outstanding at end of period	13,340,780	16,050,893

The accompanying notes are an integral part of the financial statements.

Financial Highlights
NY Tax Free Money Fund Investment Class
	Years Ended December 31,
	2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations: Net investment income	.000	*	.000	*	.000	*	.002		.017
Net realized gain (loss)	(.000	)*	(.000	)*	(.000	)*	.000	*	.000	*
Total from investment operations	.000	*	.000	*	.000	*	.002		.017
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.001)		(.002)		(.017)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.01	a	.01	a	.06	a	.22	a	1.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59		52		52		81		117
Ratio of expenses before expense reductions (%)	.90		.84		.78		.84		.72
Ratio of expenses after expense reductions (%)	.20		.27		.32		.43		.72
Ratio of net investment income (%)	.01		.01		.01		.29		1.68
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005 per share.

Investment Portfolio as of December 31, 2012

Tax Free Money Fund Investment
	Principal Amount ($)	Value ($)

Municipal Investments 98.6%
Alaska 2.8%
Anchorage, AK, General Obligation, Series C, 2.0%, 8/1/2013	615,000	621,241
Anchorage, AK, TECP, 0.23%, 4/4/2013, LOC: Wells Fargo Bank NA	4,000,000	4,000,000
		4,621,241
California 10.9%
California, RBC Municipal Products, Inc. Trust, Series E-24, 144A, 0.17%*, Mandatory Put 4/1/2013 @ 100, 7/1/2031, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	5,870,000	5,870,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Series R-13104CE, 144A, 0.63%*, 9/6/2035, GTY: Citibank NA, LIQ: Citibank NA	5,060,000	5,060,000
California, Wells Fargo Stage Trust, Series 31C, 144A, AMT, 0.26%, Mandatory Put 2/14/2013 @ 100, 1/1/2022, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	2,000,000	2,000,000
Los Angeles, CA, Municipal Improvement Corp., TECP, 0.2%, 2/12/2013, LOC: JPMorgan Chase Bank NA	4,700,000	4,700,000
		17,630,000
Florida 6.7%
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Series A, 0.13%*, 7/15/2024, LIQ: Fannie Mae	5,500,000	5,500,000
Hillsborough County, FL, Housing Finance Authority, Multi-Family Revenue, Hunt Club Apartments, 0.15%*, 8/15/2041, LOC: SunTrust Bank	5,380,000	5,380,000
		10,880,000
Georgia 0.1%
Georgia, State General Obligation, Series B, 5.0%, 7/1/2013	195,000	199,629
Illinois 9.1%
Channahon, IL, Morris Hospital Revenue, Series D, 0.13%*, 12/1/2032, LOC: U.S. Bank NA	1,840,000	1,840,000
Chicago, IL, O'Hare International Airport Revenue, TECP, 0.18%, 5/7/2013	3,002,000	3,002,000
Illinois, State Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, Inc., 0.13%*, 4/1/2033, LOC: Northern Trust Co.	4,100,000	4,100,000
Illinois, Upper River Valley Development Authority, Industrial Development Revenue, Cathy Asta Enterprises LLC, Series A, 0.3%*, 8/1/2033, LOC: LaSalle Bank NA	5,000,000	5,000,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, 144A, AMT, 0.9%*, 3/1/2018, LOC: LaSalle Bank NA	790,000	790,000
		14,732,000
Kansas 2.2%
Olathe, KS, Health Facilities Revenue, Olathe Medical Center, Inc., 144A, 0.17%*, 9/1/2032, LOC: Bank of America NA	3,655,000	3,655,000
Kentucky 1.4%
Jeffersontown, KY, Lease Program Revenue, State League of Cities Funding Trust, 0.12%*, 3/1/2030, LOC: U.S. Bank NA	2,285,000	2,285,000
Maryland 0.4%
Montgomery County, MD, General Obligation, Series A, 5.0%, 1/1/2013	735,000	735,000
Massachusetts 1.5%
Massachusetts, State Central Artery, Series A, 0.15%*, 12/1/2030, SPA: Bank of America NA	2,450,000	2,450,000
Michigan 4.2%
Michigan, State Finance Authority Revenue, Unemployment Obligation Assessment, Series A, 2.0%, 7/1/2013	2,600,000	2,623,428
Michigan, State Higher Education Facilities Authority, Limited Obligation Hope College, Series B, 0.12%*, 4/1/2032, LOC: PNC Bank NA	4,155,000	4,155,000
		6,778,428
Minnesota 0.3%
Coon Rapids, MN, Industrial Development Revenue, Kurt Manufacturing Project, AMT, 0.35%*, 11/1/2017, LOC: U.S. Bank NA	455,000	455,000
Mississippi 3.5%
Mississippi, Redstone Partners Floaters/Residuals Trust, Series B, 144A, AMT, 1.34%*, 12/1/2047, LOC: HSBC Bank U.S.A. NA	5,654,593	5,654,593
Missouri 3.3%
Missouri, Independence Industrial Development Authority Revenue, Series A, 0.29%*, 11/1/2027, LOC: Bank of America NA	3,700,000	3,700,000
Missouri, State Health & Educational Facilities, TECP, 0.19%, 1/9/2013	1,600,000	1,600,000
		5,300,000
Nebraska 2.1%
Nebraska, Central Plains Energy Project, Gas Project Revenue, Series 91TP, 144A, 0.14%*, 12/1/2021, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	3,385,000	3,385,000
Nevada 1.8%
Clark County, NV, Airport Revenue, Series D-2B, 0.11%*, 7/1/2040, LOC: Royal Bank of Canada	3,000,000	3,000,000
New Hampshire 4.9%
New Hampshire, State Health & Education Facilities Authority Revenue, Bishop Guertin High School, 0.13%*, 9/1/2032, LOC: TD Bank NA	1,990,000	1,990,000
New Hampshire, State Health & Education Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series A, 0.13%*, 12/1/2034, LOC: Citizens Bank of NH	4,500,000	4,500,000
New Hampshire, State Health & Education Facilities Authority Revenue, Frisbie Memorial Hospital, 0.17%*, 10/1/2013, LOC: TD Bank NA	1,395,000	1,395,000
		7,885,000
New York 6.3%
New York, State Housing Finance Agency Revenue, Clinton Park Phase II, Series B, 0.19%*, 11/1/2049, LOC: Wells Fargo Bank NA	6,100,000	6,100,000
New York, State Power Authority, 0.2%*, Mandatory Put 3/1/2013 @ 100, 3/1/2020, LIQ: Bank of Nova Scotia	1,500,000	1,500,000
Port Authority of New York & New Jersey, 4.0%, 12/1/2013	2,500,000	2,586,388
		10,186,388
North Carolina 4.9%
North Carolina, State Capital Facilities Finance Agency, Educational Facilities Revenue, High Point University Project, 0.13%*, 12/1/2028, LOC: Branch Banking & Trust	2,600,000	2,600,000
North Carolina, State Capital Facilities Finance Agency, Educational Facilities Revenue, Summit School, Inc. Project, 0.13%*, 6/1/2033, LOC: Branch Banking & Trust	2,500,000	2,500,000
North Carolina, State Medical Care Commission, Health Care Facilities Revenue, Lenoir Memorial Hospital Project, 144A, 0.13%*, 4/1/2036, LOC: Branch Banking & Trust	2,820,000	2,820,000
		7,920,000
Pennsylvania 9.8%
Crawford County, PA, Industrial Development Authority Revenue, Allegheny College, Series B, 0.13%*, 11/1/2039, LOC: PNC Bank NA	2,000,000	2,000,000
Delaware County, PA, Industrial Development Authority, Solid Waste System Revenue, Scott Paper Co., Series E, 0.14%*, 12/1/2018, GTY: Kimberly-Clark Corp.	3,300,000	3,300,000
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue, Series C, 0.11%*, 7/1/2024, LOC: PNC Bank NA	5,400,000	5,400,000
Westmoreland County, PA, Industrial Development Authority, Health Systems, Excela Health Project, Series B, 0.12%*, 7/1/2030, LOC: PNC Bank NA	5,170,000	5,170,000
		15,870,000
Tennessee 5.8%
Knox County, TN, Health Educational & Housing Facilities Board, Hospital Facilities, Covenant Health, Series B, 0.13%*, 1/1/2033, LOC: Bank of America NA	4,400,000	4,400,000
Tennessee, Tennergy Corp., Gas Revenue, Stars Certificates, Series 2006-001, 144A, 0.18%*, 5/1/2016, LOC: BNP Paribas	5,000,000	5,000,000
		9,400,000
Texas 13.3%
Aldine, TX, Independent School District, 5.25%, 2/15/2013	565,000	568,447
Garland, TX, Independent School District, Series A, Zero Coupon, 2/15/2013	340,000	339,854
Harris County, TX, Cultural Education, TECP, 0.23%, 7/9/2013	5,000,000	5,000,000
Houston, TX, General Obligation, Series C, 5.0%, 3/1/2013, INS: AMBAC	1,000,000	1,007,760
Lubbock, TX, Independent School District, School Building, 0.15%*, 2/1/2030, SPA: Bank of America NA	750,000	750,000
North Texas, Thruway Authority Revenue, TECP, 0.2%, 2/13/2013, LOC: JPMorgan Chase Bank NA	2,400,000	2,400,000
Pasadena, TX, Independent School District Building, Series A, 2.0%, 2/15/2013	3,425,000	3,432,694
San Antonio, TX, General Obligation, 2.0%, 2/1/2013	2,000,000	2,003,068
Texas, Edinburg Consolidated Independent School District, 2.0%, 2/15/2013	3,845,000	3,853,439
Texas, State Transportation Revenue, 2.5%, 8/30/2013	2,150,000	2,182,212
		21,537,474
Utah 2.4%
Salt Lake County, UT, Granite School District, School Building, 4.0%, 6/1/2013	800,000	812,434
Utah, State General Obligation:
4.0%, 7/1/2013	1,200,000	1,222,535
5.0%, 7/1/2013	1,000,000	1,023,873
Series A, 5.0%, 7/1/2013	800,000	819,011
		3,877,853
Washington 0.9%
King County, WA, Housing Authority Revenue, Summerfield Apartments Project, 0.15%*, 9/1/2035, LOC: U.S. Bank NA	1,485,000	1,485,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $159,922,606)†	98.6	159,922,606
Other Assets and Liabilities, Net	1.4	2,326,741
Net Assets	100.0	162,249,347

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2012.

† The cost for federal income tax purposes was $159,922,606.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

SPA: Standby Bond Purchase Agreement

TECP: Tax-Exempt Commercial Paper

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (a)	$—	$159,922,606	$—	$159,922,606
Total	$—	$159,922,606	$—	$159,922,606

There have been no transfers between of fair value measurement levels during the year ended December 31, 2012.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets	Tax Free Money Fund Investment
Investments in securities, valued at amortized cost	$159,922,606
Cash	70,643
Receivable for investments sold	2,005,862
Interest receivable	317,215
Other assets	9,258
Total assets	162,325,584
Liabilities
Distributions payable	1,270
Accrued management fee	4,817
Accrued Trustees' fees	1,621
Other accrued expenses and payables	68,529
Total liabilities	76,237
Net assets, at value	$162,249,347
Net Assets Consist of
Undistributed net investment income	9,712
Paid-in capital	162,239,635
Net assets, at value	$162,249,347
Net Asset Value
Premier Shares Net Asset Value, offering and redemption price per share ($162,249,347 ÷ 162,238,717 shares outstanding, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income	Tax Free Money Fund Investment
Income: Interest	$371,172
Expenses: Management fee	205,876
Administration fee	137,251
Services to shareholders	343,584
Service fee	342,827
Custodian fee	7,797
Professional fees	55,269
Reports to shareholders	32,470
Registration fees	27,308
Trustees' fees and expenses	7,565
Other	10,828
Total expenses before expense reductions	1,170,775
Expense reductions	(813,462)
Total expenses after expense reductions	357,313
Net investment income	13,859
Net realized gain (loss) from investments	106
Net increase (decrease) in net assets resulting from operations	$13,965

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Tax Free Money Fund Investment
Increase (Decrease) in Net Assets	Years Ended December 31,
	2012	2011
Operations: Net investment income	$13,859	$13,115
Net realized gain (loss) from investments	106	854
Net increase (decrease) in net assets resulting from operations	13,965	13,969
Distributions to shareholders from: Net investment income: Premier Shares	(13,766)	(14,352)
Institutional Shares	—	(1)
Total distributions	(13,766)	(14,353)
Fund share transactions: Premier Shares Proceeds from shares sold	357,014,947	454,236,069
Reinvestment of distributions	243	375
Payments for shares redeemed	(340,216,839)	(473,256,175)
Net increase (decrease) in net assets from Premier Shares transactions	16,798,351	(19,019,731)
Institutional Shares* Reinvestment of distributions	—	1
Payments for shares redeemed	—	(5,025)
Payments for shares redeemed	—	(5,025)
Net increase (decrease) in net assets from Institutional Shares transactions	—	(5,024)
Increase (decrease) in net assets	16,798,550	(19,025,139)
Net assets at beginning of period	145,450,797	164,475,936
Net assets at end of period (including undistributed net investment income of $9,712 and $9,513, respectively)	$162,249,347	$145,450,797

* The Institutional Shares class was liquidated on March 18, 2011 and is no longer offered.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Tax Free Money Fund Investment (continued)
Other Information	Years Ended December 31,
	2012	2011
Premier Shares
Shares outstanding at beginning of period	145,440,366	164,460,097
Shares sold	357,014,947	454,236,069
Shares issued to shareholders in reinvestment of distributions	243	375
Shares redeemed	(340,216,839)	(473,256,175)
Net increase (decrease) in Fund shares from Premier Shares transactions	16,798,351	(19,019,731)
Shares outstanding at end of period	162,238,717	145,440,366
Institutional Shares*
Shares outstanding at beginning of period	—	5,024
Shares issued to shareholders in reinvestment of distributions	—	1
Shares redeemed	—	(5,025)
Net increase (decrease) in Fund shares from Institutional Shares transactions	—	(5,024)
Shares outstanding at end of period	—	—

* The Institutional Shares class was liquidated on March 18, 2011 and is no longer offered.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Tax Free Money Fund Investment

Premier Shares
	Years Ended December 31,
	2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations: Net investment income	.000	*	.000	*	.000	*	.001	.016
Net realized gain (loss)	.000	*	.000	*	.000	*	.000 *	.000 *
Total from investment operations	.000	*	.000	*	.000	*	.001	.016
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.001)	(.016)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)a	.01		.01		.03		.15	1.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	162		145		164		173	136
Ratio of expenses before expense reductions (%)	.85		.86		.81		.82	.81
Ratio of expenses after expense reductions (%)	.26		.31		.42		.64	.76
Ratio of net investment income (%)	.01		.01		.01		.14	1.64
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005 per share.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

NY Tax Free Money Fund and Tax Free Money Fund Investment (each a "Fund,'' and collectively, the "Funds'') are each a diversified series of DWS Money Market Trust (the "Trust''), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

NY Tax Free Money Fund offers two classes of shares: Investment Class and Tax-Exempt New York Money Market Fund. The financial highlights for Tax-Exempt New York Money Market Fund are provided separately and are available upon request.

Tax Free Money Fund Investment offers one class of shares, Premier Shares, to investors.

Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class-specific arrangements.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds value all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Funds are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following each Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, NY Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $2,000, including $1,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2018, the expiration date, whichever occurs first, and $1,000 of post-enactment short-term losses which may be applied against realized net taxable capital gains indefinitely.

Each Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in each Fund's financial statements. Each Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distributions of Income and Gains. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. Each Fund may take into account capital gains and losses in its daily dividend declarations. Each Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Funds.

At December 31, 2012, the Funds' components of distributable earnings (accumulated losses) on a tax basis are as follows:
	NY Tax Free Money Fund	Tax Free Money Fund Investment
Undistributed tax-exempt income*	$4,732	$9,712
Capital loss carryforwards	$(2,000)	$—

In addition, the tax character of distributions paid to shareholders by the Funds is summarized as follows:
	Years Ended December 31,
	2012	2011
NY Tax Free Money Fund: Distributions from tax-exempt income	$6,861	$8,329
Tax Free Money Fund Investment Distributions from tax-exempt income	$13,766	$13,549
Distributions from ordinary income*	$—	$804

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under an Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund.

Under each Investment Management Agreement with the Advisor, NY Tax Free Money Fund and Tax Free Money Fund Investment pay an annual management fee of 0.12% and 0.15%, respectively, based on each Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Tax Free Money Fund Investment — Premier Shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.80% of its average daily net assets.

Effective January 1, 2012, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of NY Tax Free Money Fund Investment Class to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.80% of its average daily net assets.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses for NY Tax Free Money Fund and Tax Free Money Fund Investment.

Accordingly, for the year ended December 31, 2012, the amount charged to each Fund by the Advisor was as follows:
	Total Aggregated	Waived	Annual Effective Rate
NY Tax Free Money Fund	$78,521	$78,521	.00%
Tax Free Money Fund Investment	$205,876	$127,977	.06%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to each Fund. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of each Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was as follows:
	Total Aggregated	Waived	Unpaid at December 31, 2012
NY Tax Free Money Fund	$65,434	$65,434	$—
Tax Free Money Fund Investment	$137,251	$—	$12,917

In addition, the Advisor waived $56,898 of other expenses for NY Tax Free Money Fund.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Fund. For the year ended December 31, 2012, the amounts charged to each Fund by DISC was as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2012
NY Tax Free Money Fund: Investment Class	$120,201	$118,416	$468
NY Tax Free Money Fund: Tax-Exempt New York Money Fund	$15,119	$15,119	$—
Tax Free Money Fund Investment: Premier Shares	$342,658	$342,658	$—

Distribution and Service Fees. DWS Investments Distributors, Inc. ("DIDI") is each Fund's distributor. The Tax-Exempt New York Money Market Fund pays DIDI an annual fee, pursuant to Rule 12b-1, based on an annual rate of 0.50% of the Tax-Exempt New York Money Market Fund's average daily net assets, which is calculated daily and payable monthly. For the year ended December 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Waived
NY Tax Free Money Fund: Tax-Exempt New York Money Market Fund	$69,864	$69,864

In addition, DIDI provides information and administrative services for a fee ("Service Fee") at an annual rate of up to 0.25% of average daily net assets for NY Tax Free Money Fund Investment Class and at an annual rate of up to 0.25% of average daily net assets for Tax Free Money Fund Investment — Premier Shares. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. For the year ended December 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Annual Effective Rate
NY Tax Free Money Fund: Investment Class	$83,824	$83,824	.00%
Tax Free Money Fund Investment: Premier Shares	$342,827	$342,827	.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to each Fund. For the year ended December 31, 2012, the amount charged to each Fund by DIMA included in the Statement of Operations under "reports to shareholders" is as follows:
	Total Aggregated	Unpaid at December 31, 2012
NY Tax Free Money Fund	$21,082	$8,534
Tax Free Money Fund Investment	$10,179	$3,843

Trustees' Fees and Expenses. Each Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Line of Credit

The Funds and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Funds may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement. The Funds had no outstanding loans at December 31, 2012.

D. Concentration of Ownership

From time to time the Funds may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholder accounts could have a material impact on the Funds.

At December 31, 2012, one shareholder account held approximately 60% of the outstanding shares of the NY Tax Free Money Fund and one shareholder account held approximately 98% of the outstanding shares of Tax Free Money Fund Investment.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Money Market Trust and Shareholders of Tax Free Money Fund Investment and NY Tax Free Money Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NY Tax Free Money Fund and Tax Free Money Fund Investment (the "Funds'') at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 22, 2013	PricewaterhouseCoopers LLP

Information About Each Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees, and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, each Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

NY Tax Free Money Fund
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012 (Unaudited)
Actual Fund Return	Investment Class
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,000.05
Expenses Paid per $1,000*	$1.06
Hypothetical 5% Fund Return	Investment Class
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,024.08
Expenses Paid per $1,000*	$1.07

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Investment Class
NY Tax Free Money Fund	.21%

For more information, please refer to the Fund's prospectus.

Tax Free Money Fund Investment
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012 (Unaudited)
Actual Fund Return	Premier Shares
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,000.05
Expenses Paid per $1,000*	$1.36
Hypothetical 5% Fund Return	Premier Shares
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,023.78
Expenses Paid per $1,000*	$1.37

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Premier Shares
Tax Free Money Fund Investment	.27%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended December 31, 2012, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

NY Tax Free Money Fund

The Board of Trustees approved the renewal of NY Tax Free Money Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2011, the Fund's gross performance (Investment Class shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). Based on Lipper data provided as of December 31, 2011, the Board noted that the Fund's total (net) operating expenses were lower than the median of the applicable Lipper expense universe for Investment Class shares (1st quartile) and Tax-Exempt New York Money Market Fund shares (1st quartile). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitations agreed to by DWS. The Board also noted the significant voluntary fee waivers implemented by DWS to ensure the Fund maintained a positive yield.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Tax Free Money Fund Investment

The Board of Trustees approved the renewal of Tax Free Money Fund Investment's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2011, the Fund's gross performance (Premier Shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). Based on Lipper data provided as of December 31, 2011, the Board noted that the Fund's total (net) operating expenses were lower than the median of the applicable Lipper expense universe for Premier Shares (1st quartile). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitation agreed to by DWS. The Board also noted the significant voluntary fee waivers implemented by DWS to ensure the Fund maintained a positive yield.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 703-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset & Wealth Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-investments.com (800) 621-1148

	NY Tax Free Money Fund — Investment Class	Tax Free Money Fund Investment — Premier Shares
Nasdaq Symbol	BNYXX	BTXXX
CUSIP Number	23337T 805	23337T 888
Fund Number	844	839

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset Management
A Member of the Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

NYTXMFREE-2
(R-025794-2 2/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

NY TAX FREE MONEY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$45,953	$0	$0	$0
2011	$44,129	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

TAX FREE MONEY FUND INVESTMENT
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$39,402	$0	$0	$0
2011	$37,769	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	NY Tax Free Money Fund and Tax Free Money Fund Investment, each a series of DWS Money Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2013